Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2012

BAY ACQUISITION CORP.
 (Name of Registrant as specified in its charter)

SECURELOGIC CORP.
(Former Name of Registrant)

Nevada	000-28099	77-0571784
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue
Suite 2320
New York, NY 10170
 (212) 661-6800
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2012, the Board of Directors appointed Mr. J.P. McCormick to be our President and Chief Financial Officer.  In addition, on December 19, 2012, Paul Goodman resigned as our President, effective immediately. A copy of the Ms. McCormick’s employment agreement is incorporated by reference and is filed as Exhibit  10.1 to this Form 8-K.  In addition, Mr. McCormick has been appointed to a vacancy on our Board of Directors.

Mr. McCormick has substantial experience in managing Web-based business oriented around online communities.  Since 2002, Mr. McCormick has been Chief Financial Officer of Activeworlds Inc., a Web-based virtual community.  From 1999 through 2002, Mr. McCormick was Chairman of Activeworlds Corp., which was at that time a NASDAQ listed company.  Mr. McCormick is a graduate of Kent State University, Ohio.

Item 7.01 Regulation FD Disclosure.

On December 19, 2012, the Company, via e-mail, sent a statement regarding our new management and business plans to all of the registered users of our Goozex.com website.  The entire text of the statement is attached to this Form 8-K and incorporated by reference as Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "strategy," "future," "opportunity," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks  will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statement speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Employment Agreement

99.1	Statement Distributed to Goozex.com Users

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bay Acquisition Corp.

Dated: December 19, 2012		/s/ Paul Goodman
	By:	Paul Goodman, President